LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Value Fund

Supplement dated June 11, 2013 to the

Prospectus dated March 1, 2013

The following replaces the subsection titled “Management – Portfolio Manager” on page 65 of the prospectus:

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert P. Fetch, Partner and Director	2000

The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Micro Cap Value Fund” on page 119 of the prospectus:

Micro Cap Value Fund. Robert P. Fetch, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Fetch joined Lord Abbett in 1995 as Director of Small Cap Value Management, and established the firm's micro cap, small cap, small-mid cap, and multi cap value investment strategies. Mr. Fetch began his career in the financial services industry in 1977 and he currently anticipates that he will retire, most likely in the fall of 2013, after successfully transitioning his responsibilities as head of the portfolio management team.

Please retain this document for your future reference.